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                                                                  EXHIBIT 10.49

                               SECURITY AGREEMENT


        AGREEMENT dated as of September 26, 1997 between DOVE ENTERTAINMENT, INC., a California corporation ("Dove"), DOVE FOUR POINT, INC., a Florida corporation ("Four Point; Dove and Four Point, individually and collectively, "Borrower"), and MEDIA EQUITIES INTERNATIONAL, LLC, a New York limited liability company ("Lender").


                              W I T N E S S E T H:

        WHEREAS, Borrower and Lender are parties to a Loan Agreement dated as of September 26th, 1997 (as the same may be amended and in effect from time to time, the "Loan Agreement"), providing for extensions of credit to be made to Borrower by Lender; and

        WHEREAS, it is a condition precedent to the making of Loans under the Loan Agreement that Borrower shall have granted the security interests contemplated by this Agreement;

        NOW, THEREFORE, in consideration of the premises and in order to induce Lender to make Loans under the Loan Agreement, Borrower hereby agrees with Lender as follows:


SECTION I.     Definitions

        A. Certain Defined Terms. Terms defined in the Loan Agreement and not otherwise defined herein have the respective meanings provided for in the Loan Agreement. The following terms, as used herein, have the meanings set forth below:

        "Accounts" means all "accounts" (as defined in the UCC) now owned or hereafter created or acquired by Borrower including, without limitation, all of the following now owned or hereafter created or acquired by Borrower: (a) accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to Borrower arising from the sale, lease or exchange of goods or other property and/or the performance of services; (b) Borrower's rights in, to and under all purchase orders for goods, services or other property; (c) Borrower's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit); (d) monies due to or to become due to Borrower under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services (whether or not yet earned by performance on the part of Borrower); (e) uncertificated securities; and (f) Proceeds of any of the foregoing and all



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collateral security and guaranties of any kind given by any Person with respect to any of the foregoing.

        "Collateral" has the meaning assigned to that term in Section 2.

        "Copyright License" means any written agreement now or hereafter in existence granting to Borrower any right to use any Copyright including, without limitation, the agreements described in Schedule 1 of the Copyright Security Agreement.

        "Copyrights" means collectively all of the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications now owned or hereafter created or acquired by Borrower, including, without limitation, those listed on
Schedule 1 of the Copyright Security Agreement; (b) all renewals of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing;
(d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing.

        "Copyright Security Agreement" means the copyright security agreement to be executed and delivered by Borrower to Lender, substantially in the form of Exhibit A, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

        "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods now owned or hereafter acquired by Borrower.

        "Equipment" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by Borrower including, without limitation, all machinery, motor vehicles, trucks, trailers, vessels, aircraft and rolling stock and all parts thereof and all additions and accessions thereto and replacements therefor.

        "Fixtures" means all of the following now owned or hereafter acquired by
Borrower: plant fixtures; business fixtures; other fixtures and storage office facilities, wherever located; and all additions and accessions thereto and replacements therefor.

        "General Intangibles" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by Borrower including, without limitation, all right, title and interest of Borrower in and to: (a) all obligations or indebtedness owing to Borrower (other than Accounts) from whatever source arising; (b) all tax refunds; (c) Intellectual Property; and (d) all trade secrets and other confidential information relating to the business of Borrower including by way of illustration and not limitation: systems and techniques for the analysis, diagnosis and correction of malfunctions of products used by Borrower's customers; the names and addresses of, and credit and other business information concerning, Borrower's past, present or future customers; the prices which





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Borrower obtains for its services or at which it sells merchandise; estimating and cost procedures; profit margins; policies and procedures pertaining to the sale and design of equipment, components, devices and services furnished by Borrower; information concerning suppliers of Borrower; and information concerning the manner of operation, business plans, pledges, projections, and all other information of any kind or character, whether or not reduced to writing, with respect to the conduct by Borrower of its business not generally known by the public.

        "Instruments" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) including, but not limited to, promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by Borrower.

        "Intellectual Property" shall mean collectively all of the following:
Copyrights and Copyright Licenses.

        "Inventory" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by Borrower, wherever located including, without limitation, finished goods, raw materials, work in process and other materials and supplies (including packaging and shipping materials) used or consumed in the manufacture or production thereof and goods which are returned to or repossessed by Borrower.

        "Proceeds" means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, any Collateral including, without limitation, all claims of Borrower against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance with respect to any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

        "Secured Obligations" has the meaning assigned to that term in Section
3.

        "Security Interests" means the security interests granted pursuant to
Section 2, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

        "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.




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        B.     Other Definition Provisions. References to "Subsections",
"subsections", "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include (unless otherwise specifically provided herein) any amendments of same and any successor statutes and regulations.


SECTION II.    Grant of Security Interests

        In order to secure the payment and performance of the Secured Obligations in accordance with the terms thereof, each of Dove and Four Point hereby grants to Lender a continuing security interest, subordinated as provided in the Debt Subordination and Intercreditor Agreement among Borrower, Lender and Sanwa Bank California dated September 26, 1997, in and to all of its right, title and interest in the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

               (i)    Accounts;

               (ii)   Inventory;

               (iii)  General Intangibles;

               (iv)   Documents;

               (v)    Instruments;

               (vi)   Equipment;

               (vii)  Fixtures;

               (viii) All deposit accounts of Borrower maintained with any bank or financial institution;

               (ix) All books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described in subparts (i) -
               (viii) above or are otherwise necessary or helpful in the collection thereof or realization thereon; and

               (x) Proceeds of all or any of the property described in subparts (i) - (ix) above.

Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, Borrower shall have the exclusive, non-transferable right and license to use the Intellectual Property




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and the exclusive right to grant to other Persons licenses and sublicenses with respect to Intellectual Property.


SECTION III.   Security for Obligations

        This Agreement secures the payment and performance of the Obligations (as defined in the Loan Agreement) and all obligations of Borrower now or hereafter existing under this Agreement and all renewals, extensions, restructurings and refinancings of any of the above (all such debts, obligations and liabilities of Borrower being collectively called the "Secured Obligations").


SECTION IV.    Borrower Remains Liable

        Anything herein to the contrary notwithstanding: (a) Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by Lender of any of the rights hereunder shall not release Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral; and (c) Lender shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.


SECTION V.     Representations and Warranties

        Borrower represents and warrants as follows:

        A. Binding Obligation. This Agreement is the legally valid and binding obligation of Borrower, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditor's rights generally.

        B. Location of Equipment and Inventory. All of the Equipment and Inventory is located at the places specified on Schedule I.

        C.     Ownership of Collateral; Bailees. Except for matters disclosed on
Schedule II, other Permitted Encumbrances and the Security Interests, Borrower owns the Collateral free and clear of any Lien. No effective financing statement or other form of lien notice covering all or any part of the Collateral is on file in any recording office, except for those in favor of Lender and as disclosed on Schedule II. Except as disclosed on Schedule II, none of the Collateral is in the possession of any bailee, warehouseman, Lender or processor.



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        D.     Office Locations; Fictitious Names. The chief place of business, the chief executive office and the office where Borrower keeps its books and records are located at the places specified on Schedule I. Borrower does not do business and has not done business during the past five years under any trade-name or fictitious business name except as disclosed on Schedule III.

        E. Perfection. This Agreement creates a valid, perfected and, except for the Permitted Encumbrances, first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

        F. Governmental Authorizations; Consents. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or consent of any other Person (including without limitation any Licensor of Intellectual Property or party to any Assigned Agreement) is required either (a) for the grant by Borrower of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Borrower or (b) for the perfection of or the exercise by Lender of its rights and remedies hereunder (except as may have been taken by or at the direction of Borrower or Lender).

        G. Accounts. Each Account constitutes the legally valid and binding obligation of the customer obligated to pay the same. The amount represented by Borrower to Lender as owing by each customer is the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable. No customer has any defense, set-off, claim or counterclaim against Borrower that can be asserted against Lender, whether in any proceeding to enforce Lender's rights in the Collateral or otherwise except defenses, set-offs, claims or counterclaims that are not, in the aggregate, material to the value of the Accounts. None of the Accounts is evidenced by a promissory note or other instrument other than a check.

        H. Intellectual Property. The Copyrights and Copyright Licenses constitute all of the Intellectual Property owned by Borrower.

        I. Accurate Information. All information heretofore, herein or hereafter supplied to Lender by or on behalf of Borrower with respect to the Collateral is and will be accurate and complete in all material respects.

        J. Loan Agreement Warranties. Each representation and warranty set forth in the Loan Agreement is true and correct in all material respects and such representations and warranties are hereby incorporated herein by this reference with the same effect as though set forth in their entirety herein.


SECTION VI.    Further Assurances; Covenants




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        A.     Other Documents and Actions. Borrower will, from time to time, at its expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Lender may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Borrower will: (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Lender may request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (b) at any reasonable time, upon demand by Lender exhibit the Collateral to allow inspection of the Collateral by Lender or persons designated by Lender; and (c) upon Lender's request, appear in and defend any action or proceeding that may affect Borrower's title to or Lender's security interest in the Collateral.

        B. Lender Authorized. Borrower hereby authorizes Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of Borrower where permitted by law.

        C. Corporate or Name Change. Borrower will notify Lender promptly in writing prior to any change in Borrower's name, identity or corporate structure.

        D. Business Locations. Borrower will keep the Collateral at the locations specified on Schedule I. Borrower will give Lender thirty (30) days prior written notice of any change in Borrower's chief place of business or of any new location of business or any new location for any of the Collateral. With respect to any new location (which in any event shall be within the continental United States), Borrower will execute such documents and take such actions as Lender deems necessary to perfect and protect the Security Interests.

        E. Bailees. If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of Borrower's Lenders or processors, Borrower shall, upon the request of Lender, notify such warehouseman, bailee, Lender or processor of the Security Interests created hereby and shall instruct such Person to hold all such Collateral for Lender's account subject to Lender's instructions.

        F. Instruments. Borrower will deliver and pledge to Lender all Instruments duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Lender. Borrower will mark conspicuously all chattel paper with a legend, in form and substance satisfactory to Lender, indicating that such chattel paper is subject to the Security Interests.

        G. Certificates of Title. Borrower shall promptly deliver to Lender any and all certificates of title, applications for title or similar evidence of ownership of all Equipment and shall cause Lender to be named as lienholder on any such certificate of title or other evidence of ownership. Borrower shall promptly inform Lender of any additions to or deletions from the





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Equipment and shall not permit any such items to become fixtures to real estate other than real estate described in the Mortgages.

        H. Account Covenants. Except as otherwise provided in this subsection 6.8, Borrower shall continue to collect, at its own expense, all amounts due or to become due Borrower under the Accounts. In connection with such collections, Borrower may take (and, at Lender's direction, shall take) such action as Borrower or Lender may deem necessary or advisable to enforce collection of the Accounts; provided, that Lender shall have the right at any time after the occurrence of a Default or an Event of Default to: (a) notify the customers or obligors under any Accounts of the assignment of such Accounts to Lender (on behalf of Lenders) and to direct such customers or obligors to make payment of all amounts due or to become due directly to Lender; (b) enforce collection of any such Accounts; and (c) adjust, settle or compromise the amount or payment of such Accounts. After the occurrence of a Default or an Event of Default, Borrower shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any customer or obligor thereof, or allow any credit or discount thereon without the prior consent of Lender.

        I. Intellectual Property Covenants. Borrower shall concurrently herewith deliver to Lender the Copyright Security Agreement, and all other documents, instruments and other items as may be necessary for Lender to file such agreements with the United States Copyright Office, United States Patent and Trademark Office and any similar domestic or foreign office, department or agency. If, before the Secured Obligations are paid in full, Borrower obtains any new Intellectual Property or rights thereto or becomes entitled to the benefit of any Intellectual Property not listed on the respective schedules to each security agreement, Borrower shall give to Lender prompt written notice thereof, and shall amend the respective security agreement to include any such new Intellectual Property. Borrower shall: (a) prosecute diligently any copyright, patent, trademark or license application at any time pending; (b) make application on all new copyrights, patents and trademarks as reasonably deemed appropriate by Borrower; (c) preserve and maintain all rights in the Intellectual Property; and (d) use its best efforts to obtain any consents, waivers or agreements necessary to enable Lender to exercise its remedies with respect to the Intellectual Property. Borrower shall not abandon any right to file a copyright application nor shall Borrower abandon any pending copyright application, or Copyright or Copyright License, without the prior written consent of Lender. Borrower represents and warrants to Lender that the execution, delivery and performance of this Agreement by Borrower will not violate or cause a default under any of the Intellectual Property or any agreement in connection therewith.

        J. Equipment Covenants. Borrower shall cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall promptly make or cause to be made all repairs, replacements, and other improvements in connection therewith that are necessary or desirable to such end.

        K. Insurance. Borrower shall maintain insurance with respect to the Collateral in accordance with the terms of the Loan Agreement.





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        L.     Taxes and Claims. Borrower will pay promptly when due all
property and other taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Collateral (including claims for labor, materials and supplies), except to the extent the validity thereof is being contested in good faith.

        M. Collateral Description. Borrower will furnish to Lender, from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

        N. Use of Collateral. Borrower will not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statue, regulation or ordinance or any policy of insurance covering any of the Collateral.

        O. Records of Collateral. Borrower shall keep full and accurate books and records relating to the Collateral and shall stamp or otherwise mark such books and records in such manner as Lender may reasonably request indicating that the Collateral is subject to the Security Interests.

        P. Other Information. Borrower will, promptly upon request, provide to Lender all information and evidence it may reasonably request concerning the Collateral, and in particular the Accounts, to enable Lender to enforce the provisions of this Agreement.


SECTION VII.   Lender Appointed Attorney-in-Fact

        Borrower hereby irrevocably appoints Lender as Borrower's attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower, Lender or otherwise, from time to time in Lender's discretion to take any action and to execute any instrument that Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

               1. to obtain and adjust insurance required to be paid to Lender;

               2. to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

               3. to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clauses (a) and (b) above;

               4. to file any claims or take any action or institute any proceedings that Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender with respect to any of the Collateral;




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               5.     to pay or discharge taxes or Liens, levied or placed upon
        or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Lender in its sole discretion, and such payments made by Lender to become obligations of Borrower to Lender, due and payable immediately without demand;

               6. to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts and other documents (including without limitation financing statements, continuation statements and other documents necessary or advisable to perfect the Security Interests) relating to the Collateral; and

               7. generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and Borrower's expense, at any time or from time to time, all acts and things that Lender deems necessary to protect, preserve or realize upon the Collateral.

Borrower hereby ratifies and approves all acts of Lender made or taken pursuant to this Section 8. Neither Lender nor any person designated by Lender shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as this Agreement shall remain in force.


SECTION VIII.   Transfers and Other Liens

        Except as otherwise permitted by the Loan Agreement, Borrower shall not:

               1. Sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except that Borrower may sell Inventory in the ordinary course of business.

               2. Create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any Person except for the security interest created by this Agreement or permitted under the Loan Agreement, except with written permission of Lender.


SECTION IX.    Remedies

        If any Event of Default shall have occurred and be continuing, Lender may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (a) require Borrower to, and Borrower





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hereby agrees that it will, at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender which is reasonably convenient to both parties; (b) without notice or demand or legal process, enter upon any premises of Borrower and take possession of the Collateral; and (c) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Lender may deem commercially reasonable. Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Lender may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Lender (on behalf of Lenders). Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, Borrower hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted.


SECTION X.     License of Intellectual Property

        Borrower hereby assigns, transfers and conveys to Lender, effective upon the occurrence of any Event of Default hereunder, the nonexclusive right and license to use all Intellectual Property owned or used by Borrower together with any goodwill associated therewith, all to the extent necessary to enable Lender to realize on the Collateral and any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of Lender and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to Borrower by Lender.


SECTION XI.  Limitation on Duty of Lender with Respect to Collateral

        Beyond the safe custody thereof, Lender shall have no duty with respect to any Collateral in its possession or control (or in the possession or control of any Lender or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. Lender shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission






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of any warehouseman, carrier, forwarding agency, consignee or other Lender or bailee selected by Lender in good faith.


SECTION XII.   Application of Proceeds

        Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Collateral Account shall be applied: first, to all fees, costs and expenses incurred by Lender or any Lender with respect to the Loan Agreement, the other Loan Documents or the Collateral including, without limitation, those described in subsection 8.3 of the Loan Agreement and in Section 13 hereof; second, to all fees due and owing to Lender or any Lender; third, to accrued and unpaid interest on the Obligations (including any interest which but for the provisions of the Bankruptcy Code, would have accrued on such amounts); fourth, to the principal amounts of the Obligations outstanding; and fifth, to any other indebtedness or obligations of Borrower owing to Lender.


SECTION XIII.   Expenses

        Borrower shall pay all insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, all costs, fees and expenses of perfecting and maintaining the Security Interests, and any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral, or with respect to periodic appraisals and inspections of the Collateral, or with respect to the sale or other disposition thereof. If Borrower fails promptly to pay any portion of the above expenses when due or to perform any other obligation of Borrower under this Agreement, Lender or any other Lender may, at its option, but shall not be required to, pay or perform the same and charge Borrower's account for all costs and expenses incurred therefor, and Borrower agrees to reimburse Lender or such Lender therefor on demand. All sums so paid or incurred by Lender or any other Lender for any of the foregoing, any and all other sums for which Borrower may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) incurred by Lender or any other Lender in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Obligations, shall bear interest until paid at the highest rate provided in the Loan Agreement and shall be secured by the Collateral.


SECTION XIV.   Termination of Security Interests; Release of Collateral

        Upon payment in full of all Secured Obligations and the termination of all Loan Commitments, the Security Interests shall terminate and all rights to the Collateral shall revert to Borrower. Upon such termination of the Security Interests or release of any Collateral, Lender will, at the expense of Borrower, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.


SECTION XV.   Notices

        All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the notice provision of the Loan Agreement.


SECTION XVI.   Waivers, Non-Exclusive Remedies

        No failure on the part of Lender to exercise, and no delay in exercising and no course of dealing with respect to, any right under the Loan Agreement or this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by Lender of any right under the Loan Agreement or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Loan Agreement are cumulative and are not exclusive of any other remedies provided by law.


SECTION XVII.   Successors and Assigns

        This Agreement is for the benefit of Lender and its successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the Secured Obligations so assigned, may be transferred with such Secured Obligations. This Agreement shall be binding on Borrower and its successors and assigns.


SECTION XVIII.   Changes in Writing

        No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by Borrower therefrom, shall in any event be effective without the written concurrence of Lender.


SECTION XIX.   Applicable Law

        THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


SECTION XX.   Failure or Indulgence Not Waiver; Remedies Cumulative






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

        No failure or delay on the part of Lender in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.


SECTION XXI.   Headings

        Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.


SECTION XXII.   Counterparts

        This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

        Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the day first above written.

DOVE ENTERTAINMENT, INC.                   MEDIA EQUITIES INTERNATIONAL, LLC

By: /s/  NEIL TOPHAM                       By: /s/   RON LIGHTSTONE
   -------------------------------            -------------------------------
Title:   Chief Financial Officer           Title:    Partner
      ----------------------------               ----------------------------


DOVE FOUR POINT, INC.

By: /s/  NEIL TOPHAM
   -------------------------------
Title:   Chief Financial Officer
      ----------------------------






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

                                   SCHEDULE I

                  Locations of Equipment, Inventory, Books and
                Records, Chief Executive Office, Other Locations



                      8955 Beverly Boulevard, Los Angeles*

                     301 North Cannon Street, Beverly Hills

                           Penguin Distribution Center
                                100 Fabrite Road
                             Newbern, TN 38059-1334




*Chief Executive Office















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

                                   SCHEDULE II

                       Other Liens, Security Interests and
                          Financing Statements; Bailees


Asahi Bank, 1st mortgage on 8955 Beverly Boulevard, Los Angeles

Sanwa Bank, Senior Debt Loan with security interest in the assets of the Company (other than 8955 Beverly Boulevard, Los Angeles).

Mercedes Benz Credit Corporation, Security Interest in Mercedes Benz 500 SL.

Lien in favor of Guinness Mahon in connection with the film "Wilde".

Operating Leases:
        Fletcher Jones Motorcars, Inc. - Mercedes 94 C280W
        Miller Infinity - Infinity QX4 Truck
        Various operating leases for Apple Computers, photocopies and telephone systems.

                                  SCHEDULE III

                        Trade-names and Fictitious Names
                          (Present and Past Five Years)


                                      None

                                    EXHIBIT A

                          COPYRIGHT SECURITY AGREEMENT


        WHEREAS, ___________________, a ______________ corporation ("Grantor")
owns the Copyright registrations and Copyright applications listed on Schedule 1 annexed hereto, and

        WHEREAS, Grantor, an affiliate of Grantor and Media Equities International, LLC, a New York limited liability company ("Lender") are parties to a Loan Agreement dated September ___, 1997 (as the same may be amended and in effect from time to time, the "Loan Agreement"), providing for extensions of credit to be made to Grantor by Lender; and

        WHEREAS, pursuant to the terms of the Security Agreement dated as of September 26th, 1997 (as said Agreement may be amended and in effect from time to time, the "Security Agreement"), between Grantor, an affiliate of Grantor and Lender, Grantor has granted to Lender a security interest in substantially all the assets of Grantor including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Copyrights (as defined in the Security Agreement), Copyright registrations, Copyright applications and Copyright Licenses (as defined in the Security Agreement), together with the goodwill of the business symbolized by Grantor's Copyrights and all proceeds thereof, to secure the payment of all amounts owing by Grantor under the Loan Agreement;

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Lender a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Copyright Collateral"), whether presently existing or hereafter created or acquired:

        (1) each Copyright, Copyright application and Copyright registration, together with any reissues, extensions or renewals thereof, including, without limitation, the Copyright, Copyright registrations and Copyright applications referred to in Schedule 1 annexed hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each Copyright, Copyright registration and Copyright application;

        (2) each Copyright License and all of the goodwill of the business connected with the use of, and symbolized by, each Copyright License; and

        (3) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (a) infringement or dilution of any Copyright or Copyright registration including, without limitation, the Copyright and Copyright registrations referred to in Schedule 1 annexed hereto, the Copyright registrations issued with respect to the Copyright applications referred in Schedule 1 and the Copyright licensed under the Copyright License, or (b) injury to the goodwill associated with any Copyright, Copyright registration or Copyright licensed under any Copyright License.

This security interest is granted in conjunction with the security interests granted to Lender pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Grantee with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

        IN WITNESS WHEREOF, Grantor has caused this Copyright Security Agreement to be duly executed by its duly authorized officer as of the ______ day of ___________, 19___.



                                       ---------------------------------

                                       By:
                                          ------------------------------

                                       Title:
                                             ---------------------------

                                 ACKNOWLEDGMENT

STATE OF          )
                  )   ss.
COUNTY OF         )


        On the ____ day of ____________, 19__ before me personally appeared ______________, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as _____________ of _______________ who being by me duly sworn, did depose and say that he is ______________ of ________________, the corporation described in and which executed the foregoing instrument; that the said instrument was duly signed on behalf of said corporation; and that he acknowledged said instrument to be the free act and deed of said corporation.




                                                  _____________________________
                                                          Notary Public

        {Seal}

My commission expires:


____________________________

                                   Schedule 1
                                  to Copyright
                               Security Agreement


                             COPYRIGHT REGISTRATIONS


                      REG. NO.                     DATE





                               COPYRIGHT LICENSES


Name of Agreement            Parties               Date of Agreement


                                         NONE








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